TERRITORY OF THE BRITISH VIRGIN ISLANDS
BVI BUSINESS COMPANIES ACT, 2004

D58E3F6E50

CERTIFICATE OF INCORPORATION
(SECTION 7)

The REGISTRAR of CORPORATE AFFAIRS, of the British Virgin Islands HEREBY CERTIFIES, that pursuant to the BVI Business Companies Act, 2004, all the requirements of the Act in respect of incorporation having been complied with,

New Sonic Global Limited
新訊環球有限公司
BVI COMPANY NUMBER: **1923592**

is incorporated in the BRITISH VIRGIN ISLANDS as a BVI BUSINESS COMPANY, this 15th day of May, 2017.

for **REGISTRAR OF CORPORATE AFFAIRS**
15th day of May, 2017